INVESTMENT PERFORMANCE -- EV CLASSIC TAX-MANAGED GROWTH FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended October 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 10/31/96    ON 10/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
10/31/96          10/31/86      $3,949.87      $3,949.87      294.99%     14.72%        294.99%     14.72%

5 YEARS ENDED
10/31/96          10/31/91      $2,095.52      $2,095.52      109.55%     15.95%        109.55%     15.95%

1 YEAR ENDED
10/31/96          10/31/95      $1,220.21      $1,210.21      22.02%      22.02%        21.02%      21.02%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

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
INVESTMENT PERFORMANCE -- EV MARATHON TAX-MANAGED GROWTH FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended October 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 10/31/96    ON 10/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
10/31/96          10/31/86      $3,959.28      $3,959.28      295.93%     14.75%        295.93%     14.75%

5 YEARS ENDED
10/31/96          10/31/91      $2,100.46      $2,080.46      110.05%     16.00%        108.05%     15.78%

1 YEAR ENDED
10/31/96          10/31/95      $1,223.09      $1,173.09      22.31%      22.31%        17.31%      17.31%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV TRADITIONAL TAX-MANAGED GROWTH FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended October 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 10/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
10/31/96          10/31/86      $952.19        $3,776.66      296.64%     14.77%        277.67%     14.21%

5 YEARS ENDED
10/31/96          10/31/91      $952.03        $2,003.31      110.42%     16.04%        100.33%     14.91%

1 YEAR ENDED
10/31/96          10/31/95      $952.29        $1,166.83      22.53%      22.53%        16.68%      16.68%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.